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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 27, 1998



                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                1-14087                              84-0953188
           (State or Other                     Commission File Number               IRS Employer Identification
    Jurisdiction of Incorporation)                                                            Number



                 1801 California Street, Denver, Colorado 80202
          (Address of Principal Executive Offices, Including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's Telephone Number, Including Area Code)




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Item 5.       Other Events

     On October 27, 1998, U S WEST,  Inc.  issued a press release  entitled
"U S WEST Reiterates Earnings Projections". The release is filed as Exhibit 99 to this Current Report on Form 8-K.


Item 7.       Exhibits

Exhibit       Description


99 Press Release issued October 27, 1998 entitled "U S WEST Reiterates Earnings Projections"



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     U S WEST, Inc.
                                     (Formerly "USW-C, Inc.")

                                By:  /s/ Thomas O. McGimpsey
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                                     Thomas O. McGimpsey
                                     Assistant Secretary

Dated:        October 27, 1998